UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2008

Website Pros, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12735 Gran Bay Parkway West, Building 200, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On February 12, 2008, Website Pros, Inc. (the “Company”) announced the results of operations for its fiscal quarter and year ended December 31, 2007.  A copy of the Company’s press release announcing such results dated February 12, 2008 is attached hereto as Exhibit 99.1.

The information set forth under this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press release dated February 12, 2008 containing Website Pros, Inc.’s results of operations for the fiscal quarter and year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSITE PROS, INC.
(Registrant)

Date: February 12, 2008
/s/ Matthew P. McClure
Matthew P. McClure, Assistant Secretary

INDEX OF EXHIBITS

Exhibit
No.	Description
99.1	Press release dated February 12, 2008 containing Website Pros, Inc.’s results of operations for the fiscal quarter and year ended December 31, 2007.